The James Equity Fund

a series of The James Advantage Funds

Supplement Dated May 13, 2010

to Prospectus Dated March 20, 2010

The Board of Trustees of the James Advantage Funds has concluded, based on the recommendation of James Investment Research, Inc., that it is in the best interests of The James Equity Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund, and redeem all outstanding shares, on June 26, 2010.

As a result of the decision to close the Equity Fund, the Trustees authorized the Fund’s investment adviser to begin liquidating the Fund’s portfolio in an orderly fashion and to invest the proceeds of the liquidation in cash equivalents.  Effective May 13, 2010, the Fund is no longer pursuing its investment objective and shares of the Fund are not available for purchase.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash.

Prior to June 26, 2010, you may redeem your account, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus.  Alternatively, you may exchange your shares for shares of any other James Advantage Fund, in accordance with the “How to Exchange Shares” section in the Prospectus.  If you have questions or need assistance, please contact ALPS Fund Services at 1-800-995-2637.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED OR EXCHANGED THEIR SHARES OF THE FUND PRIOR TO JUNE 26, 2010 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE MAILED TO THE ADDRESS OF RECORD.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption or exchange of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated March 20, 2010, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated March 20, 2010 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-217-8363.